Rule 497(e)

Registration Nos. 333-176976 and 811-22245

First Trust Exchange-Traded Fund III

(the “Trust”)

First Trust Horizon Managed Volatility Developed International ETF

First Trust Horizon Managed Volatility Domestic ETF

First Trust Horizon Managed Volatility Small/Mid ETF

(each a “Fund” and, collectively, the “Funds”)

Supplement To the Funds’ Prospectus and Statement of Additional Information

Dated September 24, 2021

Horizon Investments, LLC (“Horizon”), the investment sub-advisor to each Fund, has agreed to be acquired by ACP Horizon Holdings, L.P., an entity affiliated with Altamont Capital Partners, a private investment firm located in Palo Alto, California (the “Transaction”). The Transaction is expected to close during the fourth quarter of 2021.

The Transaction may be deemed to be an “assignment” (as defined in the Investment Company Act of 1940, as amended) of the investment sub-advisory agreements among the Trust, on behalf of each Fund, First Trust Advisors L.P, the Funds’ investment advisor (“FTA”), and Horizon (the “Sub-Advisory Agreements”). As a result, the closing of the Transaction may cause the Sub-Advisory Agreements to terminate in accordance with their terms.

In anticipation of the Transaction, the Board of Trustees of the Trust (the “Board”) recently approved a new investment sub-advisory agreement (the “New Sub-Advisory Agreement”) among the Trust, on behalf of each Fund, FTA and Horizon. The New Sub-Advisory Agreement will be submitted to the shareholders of each Fund for approval at a joint special meeting of shareholders of the Funds that is expected to be held in the fourth quarter of 2021. There can be no assurance that the shareholders of a Fund will vote to approve the New Sub-Advisory Agreement for their Fund. In addition, to avoid any interruption of investment sub-advisory services for a Fund if the closing of the Transaction occurs prior to receipt of shareholder approval of the New Sub-Advisory Agreement, the Board approved interim investment sub-advisory agreements with Horizon for each Fund which would be effective upon the closing of the Transaction and remain in effect for a maximum period of 150 days.

Please Keep this Supplement with your Fund Prospectus

and Statement of Additional Information for Future Reference